Exhibit 99.3

Tripadvisor Segment Reporting Update Memo

August 4, 2022

As referenced in prior shareholder letters, we have been evaluating changes to our segment information. This quarter, Q2 2022, we are disclosing our financial information under a new segment structure. To ensure that you have a basis for comparison, attached are segment financials, which have been recast by quarter in the new segment structure, starting in Q1 2019.

New reporting

We now report under three reportable segments, Tripadvisor Core, Viator, and TheFork, and we will include a corporate & eliminations category. A summary of the changes are as follows:

Tripadvisor Core

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This segment includes the legacy HM&P segment and the legacy Other (cruises, rentals, flights, and cars). This segment also includes Tripadvisor point-of-sale (“POS”) experiences and Tripadvisor dining and restaurant services, which combined equal our Tripadvisor Experiences and Dining revenue stream.
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We are providing the following revenue lines by product for this reportable segment:
o
Tripadvisor branded hotels (formerly legacy Tripadvisor branded hotels revenue stream)
o
Display & Platform (formerly legacy Display & Platform revenue stream)
o
Tripadvisor Experiences and Dining (as discussed above)
o
Other (formerly legacy Other revenue)
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Included in the expenses for this segment are directly-attributable Cost of Revenue, Sales and Marketing (S&M), Technology and Content (T&C), General & Administrative (G&A) expenses, and allocations for certain corporate G&A personnel costs.

Viator

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The Viator segment captures all revenue generated by the Viator stand-alone business, including revenue generated on the Tripadvisor POS (as Viator fulfills the bookings for Tripadvisor, as it does for all affiliate relationships).
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For bookings generated from the Tripadvisor POS channel, Viator pays Tripadvisor Core an affiliate marketing fee. This affiliate marketing fee is borne by Viator as a segment expense, and recognized in the Tripadvisor Core segment, in Tripadvisor Experiences and Dining revenue. These intersegment transactions are eliminated on a consolidated basis.
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Included in the expenses for this segment are directly-attributable Cost of Revenue, Sales and Marketing (S&M), Technology and Content (T&C), General & Administrative (G&A) expenses, and allocations for certain corporate G&A personnel costs.

TheFork

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TheFork segment captures all revenue generated by stand-alone TheFork business, including a small amount of consumer bookings generated by the Tripadvisor POS for TheFork.
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For bookings generated on the Tripadvisor POS, TheFork pays Tripadvisor Core an affiliate marketing fee for these bookings. This affiliate marketing fee is borne by TheFork as a segment expense, and recognized as revenue in the Tripadvisor Core segment, in Tripadvisor Experiences and Dining revenue (similar to Viator). These intersegment transactions are eliminated on a consolidated basis.
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Included in the expenses for this segment are directly-attributable Cost of Revenue, Sales and Marketing (S&M), Technology and Content (T&C), General & Administrative (G&A) expenses, and allocations for certain corporate G&A personnel costs.

Eliminations

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We eliminate the revenue double count for segment reporting for the affiliate marketing fee paid to Tripadvisor Core, as well as the equal expense for Viator and TheFork. The elimination is on revenue, not on EBITDA (revenue elimination equals cost elimination).

Other Considerations

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This new segment structure has no effect on our consolidated financial statements in any period.
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This results in no change to our legacy segment profit measure (adjusted EBITDA) used by our CODM or its definition.

The tables below describe the revenue and expense components of updated segments and the relationship to previous segments, and the following page provides updated segment financials recast for certain prior periods.

TRIPADVISOR CORE SEGMENT		Relationship to Previous Segment		Description
Revenue	Tripadvisor Branded Hotels	Formerly included in legacy HM&P segment		Former legacy Tripadvisor branded hotels revenue line
	Tripadvisor Display & Platform	Formerly included in legacy HM&P segment		Former legacy Display & Platform revenue line
	Tripadvisor Experiences & Dining	Formerly included in legacy E&D segment revenue		Tripadvisor restaurant services revenue Revenue earned from affiliate marketing fees for bookings provided to Viator and TheFork
	Other	Other revenue		Includes all revenue from legacy Other line (cruises, rentals, flights, and cars)
Expenses	Tripadvisor segment expenses	Expenses formerly included in legacy HM&P segment
Expenses formerly included in legacy Other
		Certain expenses formerly included in legacy E&D segment	>>	Direct costs and people costs incurred in support of Tripadvisor Experiences and Dining revenue lines

VIATOR SEGMENT		Relationship to Previous Segment		Description
Revenue	Viator Revenue	All Experiences revenue, formerly included in legacy E&D segment
Expenses	Viator segment expenses	Certain expenses formerly included in legacy E&D segment	>>

All expenses related to Viator, inclusive of affiliate marketing fee to Tripadvisor for bookings generated on Tripadvisor and fulfilled by Viator, and allocation of certain corporate costs

Note: the affiliate marketing fee paid to Tripadvisor is equal to revenue recognized by Tripadvisor Experiences in the Tripadvisor segment

THEFORK SEGMENT		Relationship to Previous Segment		Description
Revenue	TheFork Revenue	Revenue related to TheFork point of sale, formerly included in the legacy E&D segment

Expenses	TheFork segment expenses	Certain expenses formerly included in legacy E&D segment	>>

All expenses related to TheFork, inclusive of affiliate marketing fee to Tripadvisor for bookings generated on Tripadvisor and fulfilled by TheFork, and allocation of certain corporate costs

Note: the affiliate marketing fee paid to Tripadvisor is equal to revenue recognized by Tripadvisor (B2C) Dining in the Tripadvisor segment

Intersegment Eliminations (1)		Relationship to Previous Segment		Description
Revenue	Tripadvisor Experiences & Dining Revenue	Formerly included in the legacy E&D segment as intra-segment eliminations	>>	Elimination of revenue recognized by Tripadvisor from affiliate marketing fees received from Viator and TheFork
Expenses		Certain expenses formerly included in the legacy E&D segment as intra-segment eliminations	>>	Expense elimination from Viator and TheFork, equal to affiliate marketing fees received by Tripadvisor

(1) Revenue and expense earned and charged between segments are eliminated upon consolidation. Eliminations result in net neutral impact to adjusted EBITDA.

(in $millions, except percentages)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY19	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY20	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY21	Q1 2022	Q2 2022

Tripadvisor Core Segment Revenue	317	327	323	256	1,223	223	53	114	94	483	107	184	212	162	665	191	274
as % of 2019						70%	16%	35%	37%	39%	34%	56%	66%	63%	54%	60%	84%
Tripadvisor Branded Hotels	216	211	197	155	779	137	31	67	57	292	74	131	143	103	451	135	188
as % of 2019						63%	15%	34%	37%	37%	34%	62%	73%	66%	58%	63%	89%
Display & Platform	38	43	41	39	161	32	7	13	17	69	14	26	29	29	98	26	37
as % of 2019						84%	16%	32%	44%	43%	37%	60%	71%	74%	61%	68%	86%
Tripadvisor Experiences & Dining (1)	21	30	36	30	117	28	8	16	14	65	12	16	23	20	70	20	35
as % of 2019						133%	27%	44%	47%	56%	57%	53%	64%	67%	60%	95%	117%
Other	42	43	49	32	166	26	7	18	6	57	7	11	17	10	46	10	14
as % of 2019						62%	16%	37%	19%	34%	17%	26%	35%	31%	28%	24%	33%
Tripadvisor Core Segment Adj. EBITDA	118	131	129	98	476	73	(35)	27	(3)	64	7	49	73	49	177	55	116
Adj. EBITDA Margin	37%	40%	40%	38%	39%	33%	-66%	24%	-3%	13%	7%	27%	34%	30%	27%	29%	42%

Viator Segment	44	85	97	61	288	36	1	9	8	55	12	40	73	59	184	56	136
as % of 2019						82%	1%	9%	13%	19%	27%	47%	75%	97%	64%	127%	160%
Viator Segment Adj. EBITDA	(23)	(2)	1	(4)	(28)	(24)	(18)	(13)	(16)	(72)	(14)	(13)	1	(6)	(31)	(20)	0
Adj. EBITDA Margin	-52%	-2%	1%	-7%	-10%	-67%	-1800%	-144%	-200%	-131%	-117%	-33%	1%	-10%	-17%	-36%	0%

TheFork Segment	28	31	34	35	127	31	6	32	17	86	7	18	30	30	85	26	32
as % of 2019						111%	19%	94%	49%	68%	25%	58%	88%	86%	67%	93%	103%
TheFork Segment Adj. EBITDA	(6)	(1)	(1)	(2)	(10)	(9)	(21)	1	(14)	(43)	(19)	(11)	(2)	(14)	(46)	(8)	(7)
Adj. EBITDA Margin	-21%	-3%	-3%	-6%	-8%	-29%	-350%	3%	-82%	-50%	-271%	-61%	-7%	-47%	-54%	-31%	-22%

Intersegment Revenue Eliminations (1)	(13)	(21)	(26)	(17)	(78)	(12)	(1)	(4)	(3)	(20)	(3)	(7)	(12)	(10)	(32)	(11)	(25)

Consolidated Revenue	376	422	428	335	1,560	278	59	151	116	604	123	235	303	241	902	262	417
as % of 2019						74%	14%	35%	35%	39%	33%	56%	71%	72%	58%	70%	99%
Consolidated Adj. EBITDA (2)	89	128	129	92	438	40	(74)	15	(33)	(51)	(26)	25	72	29	100	27	109
Adj. EBITDA Margin (3)	24%	30%	30%	27%	28%	14%	-125%	10%	-28%	-8%	-21%	11%	24%	12%	11%	10%	26%

GAAP Net Income (Loss) (4)	26	34	50	15	126	(16)	(153)	(48)	(73)	(289)	(80)	(40)	1	(29)	(148)	(34)	31
GAAP Net Income (Loss) Margin	7%	8%	12%	4%	8%	-6%	-259%	-32%	-63%	-48%	-65%	-17%	0%	-12%	-16%	-13%	7%

(1) Tripadvisor experiences and dining revenue within the Tripadvisor Core segment shown in this table are gross of intersegment (intercompany) revenue, which is eliminated on a consolidated basis. Eliminations result in net neutral impact to adjusted EBITDA.

(2) Consolidated Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of this measure to the most directly comparable GAAP measure, please refer to the reconciliations available in our supplemental financials on our investor relations website at http://ir.tripadvisor.com.

(3) Tripadvisor defines “Consolidated Adjusted EBITDA margin” as Consolidated Adjusted EBITDA divided by revenue.
(4) This amount reflects our consolidated GAAP Net Income (Loss) for the periods presented. Tripadvisor does not calculate or report net income (loss) by segment.

Note: Due to rounding, figures may not sum to total

Contact: ir@tripadvisor.com

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